UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2008
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

001-33063 (Commission File Number)	38-2378932 (IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
EX-10.43

EXPLANATORY NOTE
On August 6, 2008, Citizens Republic Bancorp, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) the Citizens Republic Bancorp, Inc. 2008 Management Incentive Plan (the “Plan”) as exhibit number 10.43 to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. Pursuant to a request to the Commission for confidential treatment, certain information was redacted from the Plan as filed. Upon review, it was determined that included in the redacted information was information regarding the Company’s 2007 operating results. Since that information was already public, confidential treatment was unnecessary and; therefore, the Company is filing as an exhibit to this Current Report on Form 8-K a copy of the Plan with the 2007 operating results information included.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

Exhibit 10.43	2008 Management Incentive Plan*

*	Portions of this exhibit have been omitted pursuant to Citizens’ request to the Secretary of the Securities and Exchange Commission for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its: General Counsel and Secretary

Date: September 16, 2008

Index to Exhibits

Exhibit No.	Description

Exhibit 10.43	2008 Management Incentive Plan*

*	Portions of this exhibit have been omitted pursuant to Citizens’ request to the Secretary of the Securities and Exchange Commission for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.